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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                  MAY 28, 2002


                                 EEX CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            TEXAS                        1-12905                 75-2421863
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                               2500 CITYWEST BLVD.
                                   SUITE 1400
                              HOUSTON, TEXAS 77042
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 243-3100
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.

New Credit Agreement

         Effective May 28, 2002, EEX Operating, L.P. ("EEX Operating"), as Borrower and an Obligor and EEX Corporation ("EEX"), as an additional Obligor, entered into a new revolving credit facility with a group of banks and JPMorgan Chase Bank, as Administrative Agent. A copy of the new credit agreement and related documents were filed as exhibits to EEX's Current Report on Form 8-K filed on June 6, 2002. Unless indicated otherwise, capitalized terms used in the following summary are defined in the new credit agreement.

Maximum Credit Amount:              $240 million, with a $10 million sublimit
                                    for letters of credit, and an additional $10 million available only for letters of credit to support surety bond obligations of EEX.

Maturity:                           March 31, 2003, unless earlier terminated
                                    upon the occurrence of certain specified events.

Interest Rate:                      (i) For Base Rate Loans, the higher of
                                    Federal Funds Rate plus 1/2 of 1% or
                                    Administrative Agent's prime rate plus
                                    2.75% and (ii) for Eurodollar Loans, the
                                    Eurodollar Rate plus 4.0%, each rate
                                    increasing 0.5% per quarter beginning
                                    June 30, 2002.

Fees: A restructuring fee of $2,500,000 and an arrangement fee of $750,000 are payable by September 30, 2002; provided, that in the event that EEX has received all governmental approvals for its proposed merger and has distributed all proxy and related voting materials to its shareholders by such date, then payment of the fees shall be delayed until November 30, 2002; and provided further, that if the merger has been consummated by November 30, 2002, then EEX Operating shall have no obligation to pay the fees.

Guaranties:                         Loans are guaranteed by all of EEX's
                                    domestic subsidiaries other than EEX
                                    Reserves Funding LLC and its subsidiaries.

Security:                           Security interests in the equity and
                                    ownership interests of EEX's domestic
                                    subsidiaries (other than the subsidiaries of EEX Reserves Funding LLC); other material tangible and intangible assets of EEX
                                    Operating, EEX and its subsidiaries; and mortgages on substantially all of the oil and gas properties of EEX Operating and EEX.
                                    EEX and EEX Operating are required to
                                    maintain liens on oil and gas properties of not less than 100% of the total value of the oil and gas properties and 100% of the proved and probable reserves (other than $500,000 of properties outside of Texas and Louisiana).

Mandatory Pepayment:                The proceeds from sales of assets and equity
                                    offerings must be used to prepay loans
                                    outstanding; mandatory prepayments reduce the maximum credit amount available.


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Negative Covenants:                 Limits on additional borrowings, repayment
                                    of existing debt, capital expenditures,
                                    dividends, distributions and redemptions, investments, loans and advances, liens, gas imbalances, take-or-pay obligations, mergers, property transfers and the sale of oil and gas properties, restrictions on the restructuring of certain forward sale obligations and hedging arrangements, and other customary negative covenants. EEX may not use borrowed funds to pay the scheduled principal and interest payment due January 2, 2003 on its Secured Notes.

Financial Covenants:                The ratio of Total Debt to EBITDAX for the
                                    four most recent quarters may not be greater than 4.0 to 1.0.

                                    Commencing April 1, 2002, the ratio of
                                    EBITDAX to Fixed Charges may not be less than 1.0 to 1.0.

                                    EEX is required to maintain at least 375 billion cubic feet of proved natural gas reserves.

Events of Default:                  Nonpayment of principal when due; nonpayment
                                    of interest, fees or other amounts after an agreed upon grace period; material inaccuracy of representations and warranties; violation of covenants;
                                    cross-default; bankruptcy events; material judgments; change in control; and other defaults customary for oil and gas industry borrowers.


EEX Operating borrowed $225 million under the new credit agreement upon execution and, together with $100 million in cash, repaid and terminated its existing revolving credit agreement. On June 12, 2002, the outstanding amount under the new credit agreement was $221 million and the available credit was $19 million.

Liquidity and Capital Resources

         During the remainder of the year, EEX's sources of liquidity will be operating cash flows from EEX Operating and borrowings under the new credit agreement. The operating cash flows from EEX E&P Company, L.P. will not be available to EEX because of restrictions in the agreement related to the gas sales obligation. EEX estimates, based upon its current budget forecast, that it will have drawn all of its available credit under the new credit agreement by the end of 2002. EEX has no current source of funds to make the approximately $15 million payment on its Secured Notes due January 2, 2003.

         Also, there can be no assurances that EEX will be able to meet the financial covenants of the new credit agreement as of the end of the second and third fiscal quarters, and, if it does not, it will be in default. There can be no assurances that EEX will be able to cure any other default under the new credit agreement.



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        EEX is not currently pursuing additional sources of financing because of the pending merger agreement with Newfield Exploration Company. If the merger does not take place, there can be no assurances that EEX will be able to obtain additional financing before it uses all of its available credit under the new credit agreement. EEX will also require additional financing to make the January 2, 2003 payment on the Secured Notes if the merger does not take place.

Devil's Island Well

         The Devil's Island well completed operations on June 12, 2002. The updip sidetrack discussed in EEX's May 14, 2002 press release, the second of two sidetracks, encountered approximately 30 feet of pay in a zone separate from that previously encountered. As previously reported, the original well encountered approximately 100 feet of pay. EEX has a 20% working interest in the Devil's Island project. The operator plans further study prior to determining additional drilling locations or proposing a development plan.

         The Glomar Arctic I rig was demobilized from the Devil's Island well location to a stack location effective June 14, 2002. The rig contract expires on July 3, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

      EXHIBIT
       NUMBER                             EXHIBIT
      -------                             -------
      10.1 Credit Agreement, dated as of May 28, 2002 among EEX Operating L.P., as Borrower and an Obligor, EEX Corporation, as an additional Obligor, JPMorgan Chase Bank, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, CIBC World Markets Corp., as Co-Arranger, and the Lenders signatory thereto (incorporated by reference to Exhibit 10.2 to Registrant's Current Report on Form 8-K with report date of May 29, 2002, filed on June 6, 2002)

      10.2 Guarantee and Collateral Agreement, dated as of May 28, 2002 made by each of the Grantors defined therein in favor of JPMorgan Chase Bank, as Administrative Agent (incorporated by reference to Exhibit 10.3 to Registrant's Current Report on Form 8-K with report date of May
                      29, 2002, filed on June 6, 2002).


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      EXHIBIT
       NUMBER                             EXHIBIT
      -------                             -------
      10.3 Form of Mortgage, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to JPMorgan Chase Bank, as Administrative Agent (incorporated by reference to Exhibit 10.4 to Registrant's Current Report on Form 8-K with report date of May 29, 2002, filed on June 6, 2002).

      10.4 Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement executed by EEX Operating L.P. and EEX Corporation to Robert C. Mertensotto, as Trustee for the benefit of JPMorgan Chase Bank, as Administrative Agent (incorporated by reference to Exhibit 10.5 to Registrant's Current Report on Form 8-K with report date of May 29, 2002, filed on June 6, 2002).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EEX CORPORATION


                                       By: /s/ T. E. Coats
                                          --------------------------------------
                                       Name:   T. E. Coats
Date: June 17, 2002                    Title:  Vice President and Controller




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